UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2013

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On January 14, 2013, Ignite Restaurant Group, Inc. (the “Company”) issued a press release announcing certain estimated results of operations for the quarter and year ended December 31, 2012 in advance of the Company’s upcoming presentation at the 15th Annual ICR XChange Investor Conference on Wednesday, January 16, 2013.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. Exhibit 99.1 updates a previously issued press release announcing such results to correct an error contained therein.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other documents filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Press release dated January 14, 2013.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 15, 2013

IGNITE RESTAURANT GROUP, INC.

By:	/s/ Michael J. Dixon
Michael J. Dixon
Senior Vice President and Chief Financial Officer

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